UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2013

UNITED STATES CELLULAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9712	62-1147325
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8410 West Bryn Mawr, Chicago, Illinois		60631
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (773) 399-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.

On May 17, 2013, United States Cellular Corporation (“U.S. Cellular”), issued a press release announcing the closing of the transactions contemplated by the Purchase and Sale Agreement described below (the “Divestiture Transaction”).  A copy of the press release is incorporated by reference herein on Exhibit 99.1.

As previously disclosed, on November 6, 2012, U.S. Cellular entered into a Purchase and Sale Agreement and certain related agreements with subsidiaries of Sprint Nextel Corp. (“Sprint”).  U.S. Cellular’s Current Report on Form 8-K dated November 6, 2012 describing the foregoing is incorporated herein by reference.

Pursuant to the Purchase and Sale Agreement, on May 16, 2013, U.S. Cellular transferred customers and certain PCS license spectrum to Sprint in U.S. Cellular's Chicago, central Illinois, St. Louis and certain Indiana/Michigan/Ohio markets (“Divestiture Markets”) in consideration for $480 million in cash at closing, subject to pro-rations of certain assets and liabilities.

U.S. Cellular has retained other assets and liabilities related to the Divestiture Markets, including network assets, retail stores and related equipment, and other buildings and facilities. The transaction does not affect spectrum licenses held by U.S. Cellular or variable interest entities that are not currently used in the operations of the Divestiture Markets.

Pursuant to the Purchase and Sale Agreement, U.S. Cellular and Sprint also entered into certain other agreements, including customer and network transition services agreements, which require U.S. Cellular to provide customer, billing and network services to Sprint for a period of up to 24 months after the closing date.  Sprint will reimburse U.S. Cellular for providing such services at an amount equal to U.S. Cellular's cost, including applicable overhead allocations.  In addition, these agreements require Sprint to reimburse U.S. Cellular up to $200 million for certain network decommissioning costs, network site lease rent and termination costs, network access termination costs, and employee termination benefits for specified engineering employees.

In addition to the foregoing described arrangements, U.S. Cellular and its affiliates have certain arms’ length, ordinary business relationships with Sprint and its affiliates, including roaming agreements.

Because the Divestiture Transaction meets at least one of the significance tests specified in Item 2.01 of Form 8-K, U.S. Cellular is incorporating, as Exhibit 99.2 to this Form 8-K, unaudited pro forma condensed consolidated financial statements for U.S. Cellular as of and for the three months ended March 31, 2013 and for the year ended December 31, 2012, that give effect to the Divestiture Transaction.  Such pro forma financial information was combined with pro forma information relating to the deconsolidation of certain partnership interests, as previously disclosed, and as described in the incorporated pro forma financial statements.

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The following information is being provided by U.S. Cellular pursuant to paragraph (e) of Item 5.02 of Form 8-K.

Section 9.8 of the U.S. Cellular 2005 Long-Term Incentive Plan (the “Plan”), which is an amendment and restatement of the U.S. Cellular 2003 Long-Term Incentive Plan, provides that “In the event of . . . any distribution to holders of [U.S. Cellular Common Shares] other than a regular cash dividend, the number and class of securities available under the Plan, the maximum number of securities with respect to which options or SARs, or a combination thereof, Restricted Stock Awards or Restricted Stock Unit Awards may be granted during any calendar year to any employee, the maximum amount payable in connection with a Performance Award for any Performance Period, the maximum number of securities with respect to which Incentive Stock Options may be granted under the Plan, the number and class of securities subject to each outstanding option and the purchase price per security, the terms of each outstanding SAR, the number and class of securities subject to each outstanding Restricted Stock Award and Restricted Stock Unit Award, the terms of each outstanding Performance Award and the number and class of securities deemed to be held in each Deferred Compensation Account shall be appropriately and equitably adjusted by the [U.S. Cellular Long-Term Incentive Compensation] Committee, such adjustment to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price.”   The agreements utilized to evidence awards under the Plan include similar provisions.

Option and restricted stock unit awards and deferred compensation accounts are outstanding under the Plan.  Pursuant to the foregoing, the outstanding awards and deferred compensation accounts under the Plan, including awards to and accounts of executive officers of U.S. Cellular specified in paragraph (e) of Item 5.02 of Form 8-K, will be appropriately and equitably adjusted by the U.S. Cellular Long-Term Incentive Compensation Committee as a result of the special cash dividend disclosed in Item 8.01 below.

Item 8.01.  Other Events

The press release issued on May 17, 2013 also announced the declaration of a special cash dividend of $5.75 per share, payable on June 25, 2013 to all holders of U.S. Cellular Common Shares and Series A Common Shares of record at the close of business on June 11, 2013.  A copy of the press release is incorporated by reference herein as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(b)  Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial statements of U.S. Cellular as of and for the three months ended March 31, 2013 and for the year ended December 31, 2012, that give effect to the Divestiture Transaction, as discussed above in item 2.01, are incorporated herein as Exhibit 99.2.

(d)       Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed or furnished herewith are set forth on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the reistrant has duly caused this report to be signed on its behlaf by the undersigned, thereto duly authorized.

United States Cellular Corporation
(Registrant)

Date:	May 21, 2013

By:	/s/ Steven T. Campbell
Steven T. Campbell
Executive Vice President - Finance,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

The following exhibits are filed or furnished herewith as noted below.

Exhibit No.	Description
99.1	Press Release issued May 17, 2013.

99.2

Unaudited pro forma condensed consolidated financial statements of U.S. Cellular as of and for the three months ended March 31, 2013 and for the year ended December 31, 2012 that give effect to the Divestiture Transaction, are hereby incorporated by reference from Exhibit 99.1 to the Company’s Current Report on Form 8-K dated May 3, 2013.

99.3	Private Securities Litigation Reform Act of 1995 Safe Harbor Cautionary Statement